Thornburg Limited Term Municipal Fund
                         California Portfolio-A Shares=
Outperformed Taxable and Tax - Free Money Market Funds

INVESTORS  SOMETIMES  ASK US TO COMPARE  LIMITED  TERM  MUNICIPAL  FUND TO MONEY
MARKET FUND RETURNS. THESE INVESTMENTS HAVE CERTAIN DIFFERENCES, AND INVESTORS IN LIMITED TERM MUNICIPAL FUND TOOK MORE RISK THAN MONEY MARKET FUND INVESTORS TO EARN THEIR HIGHER RETURNS= On September 1, 1994 Thornburg Limited Term Municipal Fund- California Portfolio began offering Class C Shares of the Fund. The chart above is for the Fund's Class A Shares only. Class C Shares have different sales charges and expenses. See the inside back cover page for the 30 day SEC yield and the total returns at the maximum offering prices for one year, five years, and since inception for each class of shares of the Fund.



In this space, we showed a graph depicting total dollar return (increase in investment) based on a $100,000.00 investment. We compared total returns from three separate investments from 2/19/87 through 12/31/95 and included applicable sales charges and fund expenses.

The three investments used in the comparison were Donoghue's Taxable Money Market Fund Average, California Tax Free Money Market Fund Average, & Limited Term Municipal Fund, Inc. -California Portfolio-(A shares).

The returns for each investment (on top of the original $100,000.00) were as follows:

Donoghue's Taxable Money Market Fund Average:                          $34,017

California Tax Free Money Market Fund Average:                         $38,173

Limited Term Municipal Fund, Inc. -California Portfolio-(A shares):    $68,076

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30 day yield quotations for taxable and tax-exempt money funds as quoted in "Donoghue's Money Fund Report" for the months covered by this analysis. The increase for the Class A Shares of Limited Term Municipal Fund - California Portfolio is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.38 per share and the ending NAV at $12.78 per share. These investments returned the $100,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, of the federal alternative minimum tax. This analysis assumes the income from the taxable money fund was taxed at a 31% federal tax rate through 1992 and a 39.6% rate from 1993 to 1995. It also assumes that the income from the taxable money fund is taxed by the state of California at 11%. The portion of the increase of Limited Term Municipal Fund, California Portfolio representing appreciation of the share price is assumed to be taxed at a 28% federal tax rate and a11%
California tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.

Note 3: The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of LTCAX did vary from time to time, and will continue to vary in the future. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Due to the effect of sales commissions, the net asset value of the Limited Term Municipal Fund's Class A Shares is less than the offering price of the shares. Redemptions are made at the then current net asset value which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Limited Term Municipal Fund also declares dividends daily and pays them monthly.


Dear Shareholder:

1995 continued a period of change in the bond market. After rising to their highest levels in several years in November 1994, interest rates fell steadily during 1995. The net asset value of Thornburg Limited Term Municipal Fund California Portfolio A shares increased 64 cents per share to $12.78 over the year. If you were with us for the entire period, you received dividends of 58.5 cents per share. If you reinvested your dividends, you received 59.7 cents per share. Investors who owned C Shares received dividends of 51.3 and 52.3 cents per share, respectively.

In recent months, the Federal Reserve has lowered the target interest rate for overnight loans between banks three times. The current level is 5.25%. These drops in short interest rates in the U.S. have been matched or exceeded by interest rate decreases in virtually every developed economy in the world. Does this matter to you? It does if you have large amounts of money invested in money market funds or short maturity bank deposits.* Taken as a group, investors in the U.S. increased their holdings of money funds and bank certificates of deposit by approximately $340 billion in 1995. This is a 19% increase in one year! As I write this letter, the income earned by those investments is dropping, with no corresponding increase in the market value of the funds invested.

Your Limited Term Municipal Fund portfolio currently holds over 130 municipal obligations from California municipal borrowers. Approximately 83% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the next 10 years. Today, your fund's weighted average maturity is approximately 4 years, and we always keep it below 5 years. Percentages of the portfolio maturing within each of the next 10 years are summarized on the next page:

*Money market funds seek to maintain a stable $1 net asset value. Bank deposits are usually insured by the FDIC. Their principal value does not fluctuate and their yield is often fixed at the time of deposit. The yields and principal value of your fund varies over time.

            % of portfolio maturing within    Cumulative % maturing by end of

                          1 year = 16%         year 1  =  16%
                   1 to  2 years =  9%         year 2  =  25%
                   2 to  3 years = 15%         year 3  =  40%
                   3 to  4 years = 17%         year 4  =  57%
                   4 to  5 years = 15%         year 5  =  72%
                   5 to  6 years =  9%         year 6  =  81%
                   6 to  7 years = 11%         year 7  =  92%
                   7 to  8 years =  4%         year 8  =  96%
                   8 to  9 years =  3%         year 9  =  99%
                   9 to 10 years =  1%         year 10 = 100%

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to consistently perform well in varying interest rate environments. For instance, the A shares of Limited Term Municipal Fund-California Portfolio received "A" letter grades for one, three, and five year performance relative to other short term municipal bond funds through December 31, 1995.** These rankings, which were published in The Wall Street Journal, reflect total returns in the top 20% of all short term municipal bond funds for those periods.

Your portfolio includes no direct uninsured obligations of Orange County or any other borrower that has had its bond rating lowered due to the investment debacle there. Headlines associated with consequences of the unfortunate financial speculation by the Orange County treasurer's office have overshadowed steady improvement in the overall economy of California. In conjunction with better expense control, this improvement has stabilized the state's finances. Some of the state's financial improvement has come at the expense of local and county governments. We have attempted to avoid municipal obligations that will be materially impacted by these expense cutbacks.

We believe the investment program of your fund is a thoroughly sensible one over time. At today's market prices and yields to maturity, the kinds of bonds you own in this fund look attractive to me. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,



Brian J. McMahon
Managing Director

**Source: The Wall Street Journal, January 5, 1996. Performance data are supplied by Lipper Analytical Services, Inc., and reflect performance for the 1, 3, and 5 year periods ending December 31, 1995. An "A" ranking reflects total returns in the top 20% of all funds within the short term municipal objective, as defined by The Wall Street Journal. The average maturity and average quality of the funds within the short municipal objective may differ. At December 31, 1995, 54, 26 and 14 short municipal funds reported 1-year, 3-year, and 5-year total returns, respectively. Performance calculations used to obtain these rankings assume deduction of all expenses and reinvestment of all distributions, but do not include the effect of any sales charge on total return.


s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio December 31, 1995
(unaudited)

ASSETS

Investments, at value (cost $ 97,171,442)      $ 99,741,793
Cash                                                732,263
Receivable  for fund
shares sold                                           9,618
Interest receivable                               1,830,438
Prepaid expenses and other assets                    34,324

               TOTAL ASSETS                     102,348,436

LIABILITIES

Payable for securities purchased                  1,113,295
Dividends payable                                   131,000
Payable for fund
shares redeemed                                     217,900
Accounts payable and accrued expenses                47,610
Accounts payable investment adviser (Note 3)         88,838

               TOTAL LIABILITIES                  1,598,643
NET ASSETS
                                              $ 100,749,793
NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($ 99,415,158 applicable to 7,776,901 shares of
beneficial interest outstanding - Note 4)           $ 12.78

Maximum sales charge, 2.50% of offering
price (2.57% of net asset value per share)              .33
              Maximum Offering Price Per Share      $ 13.11
Class C Shares:
Net asset value and offering price per share*
($ 1,334,635 applicable to 104,312 shares of
beneficial interest outstanding - Note 4)           $ 12.79

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

s t a t e m e n t  o f  o p e r a t i o n s
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio Six Month Period Ended December 31, 1995
(unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized
     of $ 113,467) ...............................   $ 2,811,627


EXPENSES
Investment advisory fees (Note 3) ................       375,991
Distribution and service fees  (Note 3):
    Class A Shares ...............................        61,775
    Class B Shares ...............................         1,170
    Class C Shares ...............................         3,292
Transfer agent fees ..............................        39,592
Custodian fees ...................................        33,005
Professional fees 16,882
Other expenses ...................................         8,863

          TOTAL EXPENSES .........................       540,570
Less:
   Investment advisory fees deferred by
         investment adviser  (Note 3) ............       (28,521)
  Expenses assumed by investment adviser (Note 3)         (6,803)


          NET EXPENSES ...........................       505,246

          NET INVESTMENT INCOME ..................     2,306,381


REALIZED AND UNREALIZED
GAIN ON INVESTMENTS - NOTE 5
Net realized gain on investments sold ............        25,848
Increase in unrealized appreciation of investments     1,338,302
          NET REALIZED AND UNREALIZED
              GAIN ON INVESTMENTS ..........           1,364,150

          NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ....................   $ 3,670,531

See notes to financial statements ................

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
(unaudited)

                               Six Month Period           Year Ended
                              Ended December 31, 1995     June 30, 1995
-----------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income              $ 2,306,381              $ 4,907,357
Net realized gain (loss) on
investments sold                        25,848                ( 481,286)
Increase in unrealized
     appreciation of investments     1,338,302                  406,462

      NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS      3,670,531                4,832,533

DIVIDENDS TO SHAREHOLDERS:
From net investment income
     Class A Shares                 (2,277,250)              (4,870,883)
     Class B Shares                     (6,799)                 (13,254)
     Class C Shares                    (22,332)                 (23,220)


FUND SHARE TRANSACTIONS-- (Note 4)
     Class A Shares                   (770,662)             (12,810,506)
     Class B Shares                   (594,362)                 582,859
     Class C Shares                    530,192                  799,527

NET INCREASE(DECREASE)IN NET ASSETS    529,318              (11,502,944)

NET ASSETS:

     Beginning of period           100,220,475              111,723,419
     End of period               $ 100,749,793            $ 100,220,475

See notes to financial statements.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

Note 1 - ORGANIZATION

Thornburg Limited Term Municipal Fund, Inc. (the "Fund") was incorporated in Maryland on February 14, 1984. The Fund was reorganized in 1986 as a series investment company with separate investment portfolios. The current portfolios are as follows: National Portfolio and California Portfolio (the "Portfolio"). The Fund is an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to obtain as high a level of current income exempt from federal income tax as is consistent with preservation of capital. In addition, the California Portfolio will invest primarily in Municipal Obligations originating in California with the object of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

On September 1, 1994 the Portfolio began offering three classes of shares of beneficial interest, Class A, Class B and Class C shares. All shares outstanding prior to September 1, 1994 are considered Class A shares. On September 28, 1995, all existing Class B shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value. The Fund no longer offers Class B shares. Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but, effective October 2, 1995, are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Portfolio are limited to distribution fees and certain custody and transfer agent expenses.


Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Portfolio utilizes an independent pricing service approved by the Board of Directors. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Portfolio are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required. Dividends paid by the Portfolio for the period ended December 31, 1995 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolio engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Portfolio of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Portfolio is declared daily as a dividend on shares for which the Portfolio has received payment. Dividends are paid monthly and are reinvested in additional shares of the Portfolio at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s  (continued)

Thornburg Limited Term  Municipal Fund, Inc. - California Portfolio

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month at annual rates ranging from 3/4 of 1% to 4/10 of 1% of the average daily net assets of the Portfolio.

In the event normal operating expenses of the Portfolio, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Portfolio for such excess. No such reimbursement was required as a result of this limitation. For the period ended December 31, 1995, the Adviser voluntarily deferred a portion of its investment advisory fee amounting to $ 28,521 and assumed certain operating expenses amounting to $ 6,803.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Portfolio shares. For the period ended December 31, 1995, the Distributor earned commissions aggregating $ 6,588 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $ 2,845 and $ 1,070 from redemptions of Class B shares and Class C shares of the Fund, respectively.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Portfolio may reimburse to the Adviser amounts not to exceed .125 of 1% per annum of the average net assets of the Class A shares of the Fund and .25 of 1% per annum of the average net assets of the Class B and Class C shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.

The Portfolio also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Portfolio's Class B and Class C shares, under which the Portfolio can (i) reimburse the Distributor for certain distribution expenses on a monthly basis at an annual rate of up to .75% of the average daily net assets attributable to Class B shares, and (ii) compensate the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to
 .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Portfolio under their respective service and distribution plans for the period ended December 31, 1995 are set forth in the statement of operations.

Certain officers and directors of the Fund are also officers and /or directors of the Adviser and the Distributor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

n o t e s t o f i n a n c i a l s t a t e m e n t s (continued) Thornburg Limited Term Municipal Fund, Inc. - California Portfolio

Note 4 - SHARES OF BENEFICIAL INTEREST:

At December 31, 1995, there were 600,000,000 shares of the Fund (including 115,000,000 for the Portfolio) of $.001 par value common stock authorized and capital paid-in aggregated $ 99,083,814. Transactions in shares of beneficial interest were as follows:

                               Six Month Period             Year Ended
                         Ended December 31, 1995            June 30, 1995
                              -----------------             -------------

Class A Shares               Shares        Amount         Shares        Amount

Shares sold                   579,747 $ 7,359,688      1,016,756  $ 12,634,104
Shares issued to shareholders
   in reinvestment of
   distributions              114,797   1,458,671        224,628     2,785,930
Shares repurchased           (756,153) (9,589,021)    (2,292,000)  (28,230,540)

Net Decrease                  (61,609) ($ 770,662)    (1,050,616)($ 12,810,506)

Class B Shares
Shares sold                    17,477   $ 220,496         45,930     $ 572,142
Shares issued to shareholders
   in reinvestment of
   distributions                  352       4,458            864        10,717
Shares repurchased            (64,623)   (819,316)            -           -

Net Increase (Decrease)       (46,794) ($ 594,362)        46,794     $ 582,859

Class C Shares
Shares sold                    63,010   $ 801,879        149,655   $ 1,864,152
Shares issued to shareholders
   in reinvestment of
   distributions                1,754      21,432          1,636        20,266
Shares repurchased            (23,019)   (293,119)       (88,724)   (1,084,891)

Net Increase                   41,745   $ 530,192         62,567     $ 799,527

Note 5 - SECURITIES TRANSACTIONS

Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $15,064,864 and $16,163,873, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At December 31, 1995, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,867,656 and $297,305, respectively.

Accumulated net realized losses from security transactions included in net assets at December 31, 1995 aggregated $930,219.

For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of $930,219 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
June 30, 1996 - $11,188,  June 30, 1997 - $47,162, June 30, 1998 - $60,181, June
30, 1999 - $14,395, June 30, 2000 - $410, June 30, 2002 - $315,597, and June 30,
2003 -$481,286.

f i n a n c i a l   h i g h l i g h t s
Thornburg Limited Term Municipal Fund, Inc. -  California Portfolio

Per share operating performance
(for a share outstanding
throughout the period)
                        Six Month Period
                      Ended December 31,      Year Ended June 30,
                       ------------------     -------------------
                             1995       1995     1994     1993    1992     1991
                       ---------------------------------------------------------
                          (unaudited)
Class of Shares:               A          A        A        A      A         A

Net asset value,
beginning of period        $12.61     $12.57   $12.85  $12.48  $12.24    $12.11
Income from investment
operations:
Net investment income         .29        .58      .58     .65     .72       .75
Net realized and unrealized
    gain(loss)on investments  .17        .04     (.28)    .37     .24       .13
Total from investment
operations                    .46        .62      .30    1.02     .96       .88
Less dividends from:
    Net investment income    (.29)      (.58)    (.58)   (.65)   (.72)     (.75)
Change in net asset value     .17        .04     (.28)    .37     .24       .13

Net asset value,
end of period              $12.78     $12.61   $12.57  $12.85  $12.48    $12.24

Total return (a)             3.72%      5.12%    2.37%   8.36%   8.10%     7.45%

Ratios/Supplemental Data Ratios to average net assets:
Net investment income        4.61% (b)  4.69%    4.51%   5.07%   5.80%     6.08%
Expenses, after
expense reductions           1.00% (b)  1.00%    1.00%   1.00%   1.00%     1.00%
Expenses, before
expense reductions           1.05% (b)  1.04%    1.03%   1.06%   1.10%     1.20%

Portfolio turnover rate     15.30%     18.54%   15.26%  20.81%  30.56%    39.66%
Net assets
    at end of period (000) $99,415   $98,841 $111,723 $81,874  $53,130   $33,487


(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)  Annualized.



Thornburg Limited Term Municipal Fund, Inc. -  California Portfolio

Per share operating performance
(for a share outstanding
throughout the period) (continued)                       Period from
                         Six Month Period                Sept. 1, 1994 (a)
                         Ending December 31,             to June 30,
                         1995                            1995
                         ----                            -----
                         (unaudited)
Class of Shares:          B*            C                B            C

Net asset value,
beginning of period       $12.62       $12.62           $12.55       $12.55
Income from investment
operations:
Net investment income        .13          .26              .43          .42
Net realized and unrealized
   gain(loss)on investments  .06          .17              .07          .07
Total from investment
operations                   .19          .43              .50          .49
Less dividends from:
   Net investment income    (.13)        (.26)            (.43)        (.42)
Change in net asset value    .06          .17              .07          .07

Net asset value,
end of period             $12.68       $12.79           $12.62       $12.62

Total Return (b)            1.59%        3.45%            3.99%        3.98%

Ratios/Supplemental Data Ratios to average net assets:
Net investment income       4.11% (c)    4.10% (c)        4.10% (c)    4.07% (c)
Expenses, after
expense reductions          1.62% (c)    1.50% (c)        1.60% (c)    1.63% (c)
Expenses, before
expense reductions          3.63% (c)    3.12% (c)        4.51% (c)    3.21% (c)
Portfolio turnover rate    15.30%       15.30%           18.54%       18.54%
Net assets
    at end of period (000)  $0         $1,335             $590         $790


(a)  Commencement of sales of Class B and Class C shares.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.
 *   On September 28, 1995, all Class B shares were converted into
     Class A shares.


s c h e d u l e  o f   i n v e s t m e n  t s
Thornburg Limited Term Municipal Fund, Inc. - California Portfolio
December 31, 1995    CUSIPS:  Class A - 532-723-202, Class B - 532-723-608,
                              Class C - 532-723-707
                     NASDAQ Symbols:  Class A - LTCAX

Principal                                                   Credit Rating+
Amount         Issuer-Description                           Moody's/S&P    Value

$ 615,000      Alameda-Contra Costa Transit District Refunding
               Certificate of Participation Series 1989,
               7.20% due 8/1/00                             Baa/BBB-   $ 669,637
  370,000      Albany Public Facilities Financing Authority
               Lease Revenue, 6.60% due 9/1/00 (Library
               Community Center Project)                    Baa1/NR      395,156
  230,000      Antioch Unified School District Certificate of
               Participation, 0% due 7/1/05
               (Insured: FSA)                               Aaa/AAA      125,868
   15,000      Belmont Curtis Creek School Boards Association Financing
               Corporation Certificate of Participation, 7.50%
               due 3/1/96 (Capital Outlay Financing
               Program Project)                             NR/NR         15,092
1,300,000      Berkeley Health Facility Revenue Refinancing Series A,
               5.70% due 12/1/98 (Alta Bates Medical
               Center Project)                              Baa/BBB+   1,308,606
  500,000      California Counties Lease Finance Authority
               Certificate of Participation,
               7.30% due 10/1/98                            A/NR         506,815
  500,000      California Educational Facilities Authority
               Revenue Series 1993, 5.15% due 9/1/03
               (Santa Clara University Project)             A1/NR        518,230
  840,000      California HFA Home Ownership and Improvement Series A,
               0% due 2/1/04 (Insured: FHA/VA)              Aa/AA-       496,003
  670,000      California HFA Revenue Series 1985-B, 9.875%
               due 2/1/17                                   A2/AA-       709,510
   30,000      California HFA Single Family Mortgage Revenue Series
               1982-A, 10.00% due 2/1/02 (LOC: Citibank)    Aa/AA-        30,167
  145,000      California HFA Revenue Series 1990-A, 0%
               due 8/1/01                                   Aa/AA-        98,074
  550,000      California HFA, 6.40% due 9/1/98 (San Gabriel Hospital
               Project; Insured: Cal. Mortgage)             NR/A         561,000
  500,000      California HFA, 7.80% due 7/1/06 (Episcopal Homes
               Project; Insured: Cal. Mortgage)             NR/A         516,330
1,000,000      California HFA Secured Revenue Series 1991, 6.65% due 9/1/01
               (Good Samaritan Hospital Project)            A/A-       1,074,910
  505,000      California HFA Financing Authority, 5.25%
               due 8/1/00 (Marin General Hospital
               Project; Insured: FSA)                       Aaa/AAA      527,760
1,090,000      California Public Capital Improvement Finance Auth.
               Rev. Series 1988-E, 8.25% due 3/1/98         Baa/NR     1,170,780
1,000,000      California State General Obligation, 6.50%
               due 10/1/99                                  A1/A       1,083,760
  232,713      California State Veterans General Obligation Bonds
               Amortizing Coupon M-COATES,7.30% due 10/1/01 *Aaa/AAA*    253,839
1,000,000      California Veterans Affairs Home Purchase Revenue Series A,
               7.40% due 8/1/97                             Aa/A+      1,049,270
  250,000      California Veterans Affairs Home Purchase Revenue Series A,
               7.50% due 8/1/98                             Aa/A+        269,325
1,390,000      California Veterans Affairs Home Purchase Revenue Series A,
               6.55% due 8/1/01                             Aa/A+      1,462,183
1,000,000      California State Public Works Board Lease Revenue Regents
               of University of California Series 1993-B,
               4.625% due 6/1/00                            A1/A-      1,006,520
  850,000      California State University Revenue,
               6.40% due 11/1/02                            A1/A-        931,107
  825,000      California Statewide Community Development Authority
               Insured Health Facilities Revenue Certificate of
               Participation Series 1992, 6.40% due 5/1/02 (Eskaton
               Properties Incorporated Phase II Project)    NR/A         868,717
1,000,000      California Statewide Community Development Authority
               Certificate of Participation, .58%(inverse floater)
               due 1/1/00 (Motion Picture and Television Fund Project;
               Insured: AMBAC)                              Aaa/AAA      946,820
1,000,000      California Statewide Community Development Authority
               Certificate of Participation, .87%(inverse floater)
               due 1/1/01 (Motion Picture and Television Fund Project;
               Insured: AMBAC)                              Aaa/AAA      930,140
  130,000      Cerritos-Compton Glendale College District General
               Obligation Certificate of Participation,
               8.00% due 2/1/98                             NR/NR        138,593
1,925,000      Chula Vista Variable Rate Multifamily Housing Refunding
               Revenue Series 1985, 5.75%  due  11/1/07,
               put  11/1/97  (Eucalyptus  Grove  Project; Contintal
               Casualty  Surety  Bond)                      NR/A+      1,943,673
  250,000      Clovis & Fresno Unified  School  District  Certificate
               of  Participation  Series A, 6.70% due 5/1/97NR/A         254,217
  660,000      Cupertino Public Facilities Corporation Certificate of
               Participation Series 1992-B, 5.60% due 7/1/00A1/A+        690,954
2,000,000      Desert Sands Unified School District Certificate of
               Participation Measure O Series C, 4.50%
               due 3/1/99                                   A/NR       1,982,420
   60,000      El Paso de Robles Newark Water District Certificate of
               Participation Association of Bay Area Governments Finance
               Corporation, 7.40% due 6/1/98                NR/NR         60,900
  350,000      Foothill-De Anza Community College District Certificate of
               Participation, 7.35% due 3/1/07              NR/A-        396,347
  240,000      Franklin McKinley School District Refunding Certificate of
               Participation Series 1993, 5.80% due 5/1/01  Baa1/NR      245,234
  600,000      Fresno Multifamily Housing Revenue Refunding, 5.10%
               due 10/1/05, put 4/1/99 (Maple Leaf Project;
               Insured: Continental Insurance)              NR/A-        600,840
  560,000      Fruitvale School District Certificate of Participation,
               7.60% due 6/1/99                             Baa/NR       610,204
  140,000      Garden Grove Community Development, 7.25% due 6/1/96
               (Escrowed to Maturity)                       NR/AAA       142,209
2,000,000      Glendale Hospital Revenue Refunding Series 1994, 7.625%
               due 1/1/05 (Verdugo Hills Project;
               LOC: Industrial Indemnity)                   NR/A+      2,185,760
  200,000      Hayward Unified School District Certificate of
               Participation, 7.60% due 10/1/00             Baa/NR       213,506
  200,000      Hermosa Beach Lynwood and Vernon Certificate of
               Participation, 7.10% due 9/1/99,
               partially pre-refunded                       NR/BBB       210,968
2,895,000      Huntington Beach City School District 1995 Capital
               Certfificates, 6.25% due 4/1/97              NR/NR      2,905,364
  800,000      Industry Industrial Revenue Refunding, 7.00% due 12/1/00,
               put 12/1/99 (Camco Chemical Project;
               LOC: Provident Bank)                         *A/A*        799,936
  605,000      Inglewood Certificate of Participation, 6.70% due 8/1/00
               (Civic Center Improvement Project)            A/BBB       651,809
  635,000      Inglewood Certificate of Participation, 6.80% due 8/1/01
               (Civic Center Improvement Project)           A/BBB        690,613
  690,000      Inglewood Certificate of Participation, 6.90% due 8/1/02
               (Civic Center Improvement Project)            A/BBB       736,078
  360,000      Irvine Ranch Water District Joint Powers Agency Revenue,
               7.00% due 2/15/98                            NR/A+        370,382
  480,000      Lake Elsinore Public Financing Authority Tax Allocation
               Revenue Series 1992-C, 6.15% due 2/1/01
               (Insured: FGIC)                              Aaa/AAA      518,131
2,000,000      Lancaster Redevelopment Agency Lease Revenue Series 1995,
               4.90% due 12/1/00 (Public Improvement Project;
               LOC: Sumitomo - Dai Ichi Kangyo)             NR/SP1     1,982,700
1,500,000      Los  Angeles   Equipment   Acquisition   Program  L
               Certificate   of Participation,
               5.80% due 12/1/98                            A/A+       1,554,030
1,000,000      Los Angeles Municipal Improvement Corporation Lease
               Revenue, 5.00% due 2/1/00                    A/A+       1,011,810
1,500,000      Los Angeles  Unified School  District  Certificate of
               Participation,  6.30% due 6/1/02             A/A-       1,625,610
1,000,000      Los Angeles County Certificate of Participation
               Mobile Digital Comm., 7.70% due 7/15/01      Baa1/BBB+  1,017,110
  350,000      Los Angeles County Housing Authority MFHR, 7.625%
               due 12/1/29, mandatory put 12/1/99 (Monrovia Project A;
               Insured: Continental Casualty)               NR/A-        357,479
1,245,000      Los Angeles County Pension Obligation Certificate of
               Participation, 6.875% due 6/30/07,
               refunding pending 6/30/96                    Baa1/BBB+  1,285,973
1,000,000      Los Angeles County Transit Finance Corporation Certificate of
               Participation Series 1992-B, 5.70% due 7/1/99A1/A+      1,042,790
  100,000      Los Angeles County Compton Civic Center Courthouse Facility
               Revenue, 7.75% due 10/1/96                   Baa1/A       100,475
  250,000      Lynwood Unified School District Certificate of Participation,
               7.20% due 11/1/98
               (Capital Improvement Project)                Baa/NR       260,483
2,000,000      MSR Public Power Agency Series 1987 C, 6.70% due 7/1/02
               (San Juan Project)                           A/A        2,080,300
  200,000      Midpeninsula Regional Open Space District Certificate of
               Participation, 7.20% due 9/1/00,
               refunded 9/1/99                              *Aaa/A       224,514
  360,000      Midpeninsula Regional Open Space District Certificate of
               Participation, 4.75% due 9/1/99              NR/A         365,796
  460,000      Midpeninsula Regional Open Space District Certificate of
               Participation, 4.80% due 9/1/00              NR/A         468,055
1,230,000      Morgan Hill Unified School District Certificate of
               Participation Series 1993, 4.70% due 8/1/98  A1/NR      1,245,191
1,000,000      Morgan Hill Unified School District Certificate of
               Participation Series 1993, 4.80% due 8/1/99  A1/NR      1,016,760
  835,000      Morgan Hill Unified School District Certificate of
               Participation Series 1993, 5.00% due 8/1/00  A1/NR        855,583
  630,000      Mountain View Shoreline Reg. Park Community Tax Allocation
               Series 1993-A, 4.50% due 8/1/98              A/A          628,457
  660,000      Mountain View Shoreline Reg. Park Community Tax Allocation
               Series 1993-A, 4.70% due 8/1/99              A/A          654,608
  810,000      National City Community Development Commission Tax Allocation
               Series 1992-A, 5.70% due 8/1/99 (Downtown Redevelopment
               Project; Insured: AMBAC)                     Aaa/AAA      853,918
  500,000      National City Community Development Commission Tax Allocation
               Series 1992-A, 5.90% due 8/1/00 (Downtown Redevelopment
               Project; Insured: AMBAC)                     Aaa/AAA      535,985
  330,000      New Haven Unified School District Certificate of Participation,
               7.30% due 12/1/01                            NR/A-        355,951
  355,000      New Haven Unified School District Certificate of Participation,
               7.30% due 12/1/02                            NR/A-        381,994
  380,000      New Haven Unified School District Certificate of Participation,
               7.40% due 12/1/03                            NR/A-        408,485
  410,000      New Haven Unified School District Certificate of Participation,
               7.40% due 12/1/04                            NR/A-        439,577
  940,000      Ontario Individual Development Revenue Series 1990-A,
               7.75% due 9/1/20, put 8/31/00 (Great Western Foam Project;
               LOC: Wells Fargo Bank)                       NR/A         964,036
1,100,000      Orange County Refunding Recovery, 5.10% due 6/1/02
               Insured: MBIA)                               Aaa/AAA    1,134,441
1,000,000      Orange County Refunding Recovery, 5.20% due 6/1/03
               (Insured: MBIA)                              Aaa/AAA    1,033,520
2,000,000      Orange County Refunding Recovery, 6.50% due 6/1/04
               (Insured: MBIA)                              Aaa/AAA    2,239,060
  375,000      Orange County Subordinate Airport Revenue Certificate of
               Participation, 7.70% due 7/1/98 (1990 Loading Bridge and
               Baggage Handling Project)                    NR/NR        380,603
  900,000      Orange County Local Transportation Authority Sales Tax Rev.,
               5.50% due 2/15/01 (Measure M
               Sales Tax Project)                           Aa/AA        933,246
1,000,000      Orange County Local Transportation Authority Sales Tax Revenue
               2nd Series, .62% (inverse floater) due 2/15/99
               (Insured: FGIC)                              Aaa/AAA      948,020
1,425,000      Oxnard Harbor District Refunding Revenue, 6.60% due 8/1/00
               (Capital Guaranty)                           Aaa/AAA    1,561,914
  300,000      Oxnard IDA IDRB, 9.50% due 10/1/97 (Green Foods Project;
               LOC: Mitsubishi Bank Ltd.)                   Aa3/NR       307,104
  100,000      Perris School District Certificate of Participation, 5.10%
               due 3/1/00 (Insured: FSA)                    Aaa/AAA      103,561
1,000,000      Redwood City Multifamily Housing Revenue Series 1985-B,
               5.20% due 10/1/08, put 10/1/00 (Redwood Shores Apartments
               Project; Insured: Continental Casualty)      NR/A+      1,006,690
  150,000      Riverside Certificate of Participation, 8.00%
               due 10/1/96                                  Baa1/A-      154,372
  100,000      Riverside County Housing Authority Revenue Series A, 7.50%
               due 10/1/96                                  Baa/NR       101,111
  465,000      Riverside County Housing Authority Revenue Series A, 7.75%
               due 10/1/00                                  Baa/NR       478,978
  295,000      Sacramento Financing Authority Series 1991, 6.30%
               due 11/1/02                                  A1/A+        323,757
  550,000      Sacramento Municipal Utility District Electric Refunding
               Revenue Series R, 6.60% due 2/1/97           A/A-         566,896
1,000,000      Sacramento Regional Transportation Authority Certificate of
               Participation, 6.00% due 3/1/99              A1/NR      1,048,810
1,000,000      Sacramento Regional Transportation Authority Certificate of
               Participation, 6.25% due 3/1/01              A1/NR      1,078,440
1,700,000      Sacramento Unified School District Certificate of
               Participation, 4.60% due 2/1/19, put 8/1/96  NR/NR      1,705,814
  960,000      Sacramento MFHR, 5.875% due 2/1/08, put 2/1/03 (Fairways I
               Apartments Project;Insured: FNMA)            NR/AAA       975,485
  500,000      San Diego Open Space Park Facilities,
               8.00% due 1/1/96                             Aaa/AA+      500,120
2,000,000      San Diego Unified School District Public School Building
               Corporation Certificate of Participation Series 1993-B,
               4.40% due 7/1/99                             Aa/AA-     2,021,360
  450,000      San Diego County Regional Trans. Community Sales Tax Rev.
               Series A, 6.125% due 4/1/98
               (Escrowed to Maturity)                       AAA/AA-      471,186
  250,000      San Francisco City & County Agency Refunding Series Sec 8,
               6.125% due 7/1/02 (Insured: MBIA / FHA)      Aaa/AAA      250,560
  700,000      San Francisco Unified School District Certificate of
               Participation, 8.10% due 7/1/98, pre-refunded 7/1/96 @ 102
               (Civic Improvement Project)                  A/AAA*       729,386
  590,000      San Jacinto IDA IDRB Series 1990, 7.20% due 6/1/98
               (Edelbrock Foundry Corporation Project;
               LOC: Bank of America)                        NR/AA-       633,855
2,000,000      San Joaquin County Certificate of Participation, 5.25%
               due 9/1/98 (General Hospital Project)        A/A-       2,019,680
1,440,000      San Joaquin County Certificate of Participation, 5.60%
               due 9/1/00 (General Hospital Project)        A/A-       1,454,587
  895,000      San  Joaquin  County  Certificate  of  Participation,  5.90%
               due 9/1/03 (General  Hospital  Project)      A/A-         900,397
1,310,000      San Marcos Public  Facility Authority Capital  Improvement
               Series 1991, 0% due 1/1/99, ETM              Aaa/NR     1,116,801
  410,000      San Marcos Public Facility Authority Capital  Improvement Series
               1991, 0% due 1/1/00, ETM                     Aaa/NR       330,169
1,305,000      San Marcos Public Facility Authority Capital Improvement
               Series 1991, 0% due 7/1/00, ETM              Aaa/NR     1,022,872
  500,000      Santa Ana Community Red. Agency Tax Allocation Series 1989-B,
               7.10% due 9/1/98                             NR/BBB+      517,820
  500,000      Santa Cruz County Public Financing Authority Revenue
               Series C, 7.00% due 8/1/96
               (Escrowed to Maturity)                       NR/AAA       509,205
  315,000      Santa Monica Community College District Certificate of
               Participation, 7.65% due 5/1/01, put 11/1/97
               (Rancho Corrales Project)                    NR/A         329,106
  810,000      Sonoma County Certificate of Participation Public Works
               Improvement Program, 5.40% due 8/1/00
               (Integrated Waste Project)                   NR/A+        849,463
  950,000      Sonoma County Certificate of Participation Public Works
               Improvement Program, 5.80% due 8/1/03
               (Integrated Waste Project)                   NR/A+        997,718
  150,000      South Coast Air Quality Management District Building
               Corporation Installment Sale Revenue, 9.75% due 8/1/98
               (Escrowed to Maturity)                       Aaa/AAA      171,169
2,500,000      South Coast Local Education Agencies  Pooled Tax & Revenue
               Anticipation Notes Series 1995-A,
               5.00% due 8/14/96                            NR/SP1+    2,514,900
  700,000      Stanislaus Waste to Energy Finance Agency Solid Waste
               Facility Revenue Certificate, 7.20% due 1/1/97
               (Ogden Martin Systems Project)               NR/BBB+      716,919
  250,000      Stanislaus Waste to Energy Finance Agency Solid Waste
               Facility Revenue Certificate, 7.30% due 1/1/98
               (Ogden Martin Systems Project)               NR/BBB+      261,765
  340,000      Suisun City Redevelopment Agency 1990 Tax Allocation,
               7.20% due 10/1/01, pre-refunded 4/1/00       *Aaa/A-      383,190
  500,000      Sulphur Springs Union School District General Obligation Series
               B, 5.70% due 3/1/01                          A/NR         531,595
  450,000      Sunline Transit Agency Certificate of Participation
               California Transit Finance Corporation Series A,
               5.50% due 7/1/02                             A/NR         470,488
  900,000      Sweetwater Union High School District Certificate of
               Participation, 6.40% due 11/1/01             Baa1/BBB+    965,214
  190,000      Temecula Community Services Certificate of Participation
               Series 1992, 6.00% due 10/1/98 (Community Recreation
               Center Project)                              NR/A         198,495
  200,000      Temecula Community Services Certificate of Participation
               Series 1992, 6.00% due 10/1/99 (Community Recreation
               Center Project)                              NR/A        211,022
  210,000      Temecula Community Services Certificate of Participation
               Series 1992, 6.00% due 10/1/00 (Community Recreation
               Center Project)                              NR/A         223,518
  255,000      Torrance Unified School District Certificate of
               Participation, 6.10% due 10/1/00             Baa1/NR      261,403
  275,000      Trinity County Public Utilities District Certificate of
               Participation, 5.25% due 4/1/98              NR/BBB-      273,248
  290,000      Trinity County Public Utilities  District  Certificate of
               Participation, 5.50%  due  4/1/99            NR/BBB-      286,749
  750,000      Turlock Irrigation District Certificate of Participation,
               6.80% due 1/1/00 (1991 Capital
               Improvements Project)                        Baa1/A-      796,687
  365,000      Turlock Irrigation District Certificate of Participation,
               7.00% due 1/1/01 (1991 Capital
               Improvements Project)                        Baa1/A-      387,842
  420,000      Turlock Irrigation District Certificate of Participation,
               7.15% due 1/1/03 (1991 Capital
               Improvements Project)                        Baa1/A-      445,523
  635,000      University of California Research Facilities Revenue,
               11.00% due 9/1/98                            NR/A-        744,404
  870,000      University of California Research Facilities Revenue, 5.25%
               due 9/1/02                                   NR/A-        896,570
  625,000      Vallejo Public Financing Authority Local Agency Revenue
               Series A, 5.00% due 9/2/98                   NR/A-        633,537
  500,000      West Covina Certificate of Participation, 5.90% due 9/1/96
               (Civic Center Complex Project)               NR/A         507,875
  495,000      Yorba Linda Public Financing Authority Certificate of
               Participation, 7.00% due 11/1/00
               (Recycling Equipment Project)                A/NR         524,616
1,000,000      Yuba City Public Financing Authority Series 1991,
               7.25% due 12/1/96                            NR/NR      1,007,530

               TOTAL INVESTMENTS (Cost $97,171,442)                 $ 99,741,793



* Indicates rating on other debt issued by the same issuer, rather than on the security held by the Fund. These securities are deemed by the Adviser to be comparable with those of issuers having debt ratings in the 4 highest grades by Moody's or S&P.
+Credit ratings are unaudited.
See notes to financial statements.